SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2009

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7500 San Felipe, Suite 675 Houston, Texas 77063
(Address of Principal Executive Offices)(Zip Code)

713-458-1560
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 31, 2009, Barry Salsbury retired as President of Harvest Oil & Gas, LLC, Saratoga Resources, Inc.’s principal operating subsidiary.

Mr. Salsbury co-founded Harvest in 2004, served as President of Harvest through the July 2008 acquisition of Harvest by Saratoga Resources, and agreed to continue to serve as President of Harvest following the acquisition to facilitate the transition in management of Harvest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.

Dated: February 2, 2009	By:	/s/ Thomas F. Cooke
Thomas F. Cooke
Chief Executive Officer

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